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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


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                                   FORM 8-K


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                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 16, 1997
                                                 ---------------


                             DART GROUP CORPORATION
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             (Exact name of registrant as specified in its charter)

          Delaware                              0-1946                   53-0242973
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(State or other jurisdiction                (Commission              (I.R.S. Employer
      of incorporation)                    File Number)              Identification No.)

      3300 75th Avenue, Landover, Maryland                                 20785
      ------------------------------------                                -------
      (Address of principal executive offices)                          (Zip Code)
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Registrant's telephone number, including area code (301) 731-1200

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         (Former name or former address, if changed since last report).


         The exhibit index appears on page 4.





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Item 1.  Changes in Control of Registrant

         The discussion under Item 5 of this Current Report on Form 8-K is incorporated herein by reference.


Item 5.  Other Events

         On August 16, 1997, Dart Group Corporation ("Dart") announced a
Settlement Agreement (the "Settlement Agreement") with Robert, Gloria and Linda
Haft.  The Settlement Agreement, which has been approved by the Executive
Committee of Dart's Board of Directors, is subject to approval by Dart's Board of Directors, and certain other approvals, by September 2, 1997. A press release announcing the Settlement Agreement is incorporated by reference and attached hereto as Exhibit 99.1. The Settlement Agreement is incorporated by reference and attached hereto as Exhibit 99.2.





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Item 7.  Financial Statements and Exhibits

         Exhibit 99.1             Press Release, dated August 16, 1997, of Dart
                                  Group Corporation

         Exhibit 99.2             Settlement Agreement, dated as of August 18,
                                  1997, by and among Dart Group Corporation,
                                  Crown Books Corporation, Trak Auto
                                  Corporation, Dart/SFW Corp., SFW Holding
                                  Corp. and Shoppers Food Warehouse Corp. and
                                  Robert M. Haft, Gloria G. Haft and Linda G.
                                  Haft, subject to Article 11 thereof.


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            DART GROUP CORPORATION



                                            By:  MARK A. FLINT
                                                 --------------------------
                                                 Mark A.  Flint
                                                 Senior Vice President and
                                                 Chief Financial Officer

Date:  August 19, 1997





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                             DART GROUP CORPORATION

                                    Form 8-K

                                 Exhibit Index


         Exhibit 99.1             Press Release, dated August 16, 1997, of Dart
                                  Group Corporation

         Exhibit 99.2             Settlement Agreement, dated as of August 18,
                                  1997, by and among Dart Group Corporation,
                                  Crown Books Corporation, Trak Auto
                                  Corporation, Dart/SFW Corp., SFW Holding
                                  Corp. and Shoppers Food Warehouse Corp. and
                                  Robert M. Haft, Gloria G. Haft and Linda G.
                                  Haft, subject to Article 11 thereof.





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